Exhibit 10.1

EXECUTION VERSION

PLEXUS CORP.
___________________________________
FIRST AMENDMENT
Dated as of June 25, 2019
to
NOTE PURCHASE AGREEMENT
Dated as of June 15, 2018
___________________________________

Re: 4.05% Series A Senior Notes due June 15, 2025

4.22% Series B Senior Notes due June 15, 2028

FIRST AMENDMENT TO NOTE AGREEMENT
THIS FIRST AMENDMENT dated as of June 25, 2019 (the or this “First Amendment”) to the Note Purchase Agreement dated as of June 15, 2018 is among Plexus Corp., a Wisconsin corporation (the “Company”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of June 15, 2018 (the “Note Agreement”). The Company has heretofore issued (i) $100,000,000 aggregate principal amount of its 4.05% Series A Senior Notes due June 15, 2025 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 4.22% Series B Senior Notes due June 15, 2028 (the “Series B Notes”; and together with the Series A Notes, the “Notes”) pursuant to the Note Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.
B.    The Company and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.
C.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.
D.    All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in §3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.	AMENDMENTS.
Section 1.1.    Section 22.2 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:
Section 22.2.    Accounting Terms. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in a manner consistent with that used in preparing the financial statements referred to in Section 5.5, except that any calculation or determination which is to be made on a consolidated basis shall be made for the Company and all of its Subsidiaries, including those Subsidiaries, if any, which are unconsolidated on the Company’s audited financial statements; provided, however that, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification Section 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value,” as defined therein, or (ii) any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Codification Subtopic 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and the Company or the Required Holders shall so request, the Company and the Required Holders shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and the Company shall provide to the holders of Notes reconciliation statements showing the difference in such calculation, together with the delivery of monthly, quarterly and annual financial statements required hereunder.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
Section 2.1.    To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:
(a)    this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)    the Note Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligations, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(c)    the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this § 2.1(c); and
(d)    as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.
Section 3.1.    This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
(a)    executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;
(b)    the representations and warranties of the Company set forth in § 2 hereof are true and correct on and with respect to the date hereof; and
(c)    the Company has paid the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.
Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.	MISCELLANEOUS.

Section 4.1.    This First Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
Section 4.3.    The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
Section 4.4.    This First Amendment shall be governed by and construed in accordance with New York law.
Section 4.5.    The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

PLEXUS CORP.

By: /s/ Patrick J. Jermain
Name: Patrick J. Jermain
Title: Executive Vice President and Chief Financial Officer

Accepted and agreed to:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By: Nuveen Alternatives Advisors LLC, its investment manager

By: /s/ Ho Young Lee
Name: Ho Young Lee
Title: Managing Director

We acknowledge that we hold $25,000,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that we hold $15,000,000 4.22% Series B Senior Notes due June 15, 2028

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

METROPOLITAN LIFE INSURANCE COMPANY

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ John A. Willis
Name: John A. Willis
Title: Managing Director

We acknowledge that we hold $6,600,000 4.22% Series B Senior Notes due June 15, 2028

METLIFE INSURANCE K.K.

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ John A. Willis
Name: John A. Willis
Title: Managing Director

We acknowledge that we hold $8,400,000 4.22% Series B Senior Notes due June 15, 2028

BRIGHTHOUSE LIFE INSURANCE COMPANY

by MetLife Investment Advisors, LLC, Its Investment Manager

BRIGHTHOUSE LIFE INSURANCE COMPANY of NY

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that Brighthouse Life Insurance Company holds $4,500,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that Brighthouse Life Insurance Company, on behalf of its Separate Account MGA holds $6,700,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that Brighthouse Life Insurance Company holds $1,800,000 4.05% Series A Senior Notes due June 15, 2025

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

TRANSATLANTIC REINSURANCE COMPANY

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

We acknowledge that we hold $3,200,000 4.05% Series A Senior Notes due June 15, 2025

ZURICH AMERICAN INSURANCE COMPANY

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

We acknowledge that we hold $3,200,000 4.05% Series A Senior Notes due June 15, 2025

PENSION AND SAVINGS COMMITTEE, On Behalf of The Zurich American Insurance Company Master Retirement Trust

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

We acknowledge that we hold $1,400,000 4.05% Series A Senior Notes due June 15, 2025

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

RSUI INDEMNITY COMPANY

by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

We acknowledge that we hold $900,000 4.05% Series A Senior Notes due June 15, 2025

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

PENSIONSKASSE DES BUNDES PUBLICA

by MetLife Investment Management Limited, as Investment Manager

By: /s/ Ewan Macaulay
Name: Ewan Macaulay
Title: Authorised Signatory

We acknowledge that we hold $3,300,000 4.05% Series A Senior Notes due June 15, 2025

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: PGIM, Inc. (as Investment Manager)

By: /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President

We acknowledge that we hold $12,500,000 4.05% Series A Senior Notes due June 15, 2025

FARMERS INSURANCE EXCHANGE ZURICH AMERICAN LIFE INSURANCE COMPANY MID CENTURY INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Anthony Coletta
Name: Anthony Coletta
Title: Vice President

We acknowledge that Farmers Insurance Exchange holds $6,650,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that Zurich American Life Insurance Company holds $3,000,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that Mid Century Insurance Company holds $2,850,000 4.05% Series A Senior Notes due June 15, 2025

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, Attorney in Fact

By: /s/ Jamie Chiarieri
Name: Jamie Chiarieri
Title: Vice President

We acknowledge that we hold $14,000,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that we hold $10,000,000 4.22% Series B Senior Notes due June 15, 2028

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

CMFG LIFE INSURANCE COMPANY

By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By: /s/ Anne M. Finucane
Name: Anne M. Finucane
Title: Managing Director, Investments

We acknowledge that we hold $7,000,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that we hold $6,000,000 4.22% Series B Senior Notes due June 15, 2028

[Signature to First Amendment to Note Purchase Agreement]

Accepted and agreed to:

THE TRAVELERS INDEMNITY COMPANY

By: /s/ Mark W. Vandermyde
Name: Mark W. Vandermyde
Title: Senior Vice President

We acknowledge that we hold $4,000,000 4.05% Series A Senior Notes due June 15, 2025

We acknowledge that we hold $4,000,000 4.22% Series B Senior Notes due June 15, 2028

[Signature to First Amendment to Note Purchase Agreement]